UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

Mirum Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38981	83-1281555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 East Hillsdale Boulevard
Suite 300
Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 667-4085

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2025, Mirum Pharmaceuticals, Inc. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with entities associated with TCG Crossover Management, LLC (“TCGX”), an institutional investor (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed, subject to the terms and conditions of the Subscription Agreement, to purchase immediately following the Closing (as defined below), 1,000,000 shares (the “PIPE Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for an aggregate gross purchase price of approximately $68,480,000 (the “Private Placement”). The purchase price per PIPE Share is $68.48. As used herein, “Closing” means the closing of the previously announced proposed mergers (the “Mergers”) pursuant to the Agreement and Plan of Merger and Reorganization, dated December 6, 2025, by and among the Company, Bjork Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, Bjork Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, Bluejay Therapeutics, Inc., a Delaware corporation (“Target”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative, agent and attorney in fact of the Target security holders. The Mergers are expected to close in the first quarter of 2026, subject to the satisfaction or waiver of customary closing conditions.

The Subscription Agreement contains customary representations and warranties of the Company, on the one hand, and the PIPE Investors, on the other hand, and certain conditions to closing, including customary conditions and the Closing of the Mergers. The securities described above to be issued and sold to the PIPE Investors pursuant to the Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Also on December 18, 2025, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the PIPE Investors pursuant to which the Company agreed to register for resale the PIPE Shares, which agreement will become effective upon the closing of the Private Placement. Under the terms of the Registration Rights Agreement, the Company has agreed to prepare and file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale the PIPE Shares. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the PIPE Shares.

The Company has granted the PIPE Investors customary indemnification rights in connection with the registration statement. The PIPE Investors have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing descriptions of the Subscription Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the form of Subscription Agreement and the form of Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Form 8-K, the disclosures in Item 1.01 of this Form 8-K are incorporated into this Item 3.02 by reference.

Based in part upon the representations of the PIPE Investors in the Subscription Agreement, the offering and sale of the securities in the Private Placement will be made in reliance on the exemptions afforded by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, and corresponding provisions of applicable state securities or “blue sky” laws. The PIPE Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

The securities to be issued in the Private Placement will not be registered under the Securities Act or any state securities laws upon issuance and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements. The sale of the securities in the Private Placement did not involve a public offering and will be made without general solicitation or general advertising.

Neither this Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01	Regulation FD Disclosure.

On December 19, 2025, the Company issued a press release announcing its entry into the Subscription Agreement, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities under, Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “contemplate,” “predict,” “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” “potential,” “may,” “guidance,” “designed” and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. Such forward-looking statements include, but are not limited to, those regarding the anticipated occurrence, manner and timing of the Mergers and the Private Placement. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties inherent with the acquisition of companies, including the potential risks that regulatory approval will not be timely received (if at all) and the failure to satisfy or waive closing conditions; the risks and uncertainties inherent with private placements; the risks and uncertainties associated with the Company’s business in general; and the impact of geopolitical and macroeconomic events on the Company’s business. Other factors that might cause such a difference include those discussed in the Company’s filings with the SEC, which include its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All forward-looking statements made herein are based on information currently available to the Company as of the date of this Report. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement

10.2	Form of Registration Rights Agreement

99.1	Press Release, dated December 19, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: December 19, 2025	By:	/s/ Eric Bjerkholt
Eric Bjerkholt
Chief Financial Officer